                                TRANSMATION, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001


                                                                           TPG              MAC
                                                                        PRO FORMA        PRO FORMA
                                                    AS REPORTED        ADJUSTMENTS      ADJUSTMENTS        PRO FORMA
                                                    ------------       -----------      ------------       ----------
                                                             (1)               (2)               (3)              (4)
Product Sales                                       $24,575,077       $(1,154,459)      $(3,724,811)      $19,695,807
Service Sales                                         8,791,524                                             8,791,524
                                                    -----------       -----------       -----------       -----------
Net Sales:                                           33,366,601        (1,154,459)       (3,724,811)       28,487,331
                                                    -----------       -----------       -----------       -----------

Costs and Expenses:
     Cost of Products Sold (15)                      16,507,036          (401,070)       (2,610,366)       13,495,600
     Cost of Services Sold                            7,196,838                                             7,196,838
                                                    -----------       -----------       -----------       -----------
     Cost of Products and Services Sold              23,703,874          (401,070)       (2,610,366)       20,692,438
     Selling and Administrative Expenses              9,021,360          (423,042)         (425,853)        8,172,465
     Research and Development Costs                     594,736          (587,670)                              7,066
     Interest Expense                                   913,248          (382,000)         (115,401)          415,847
                                                    -----------       -----------       -----------       -----------
                                                     34,233,218        (1,793,782)       (3,151,620)       29,287,816
                                                    -----------       -----------       -----------       -----------

Other Income: Gain on Life Insurance Policy             206,800                 0                 0           206,800

Loss Before Taxes                                      (659,817)         (639,323)          573,191          (593,685)
 Provision for Income Taxes
     State and Federal (5)                                    0                 0                 0                 0
                                                    -----------       -----------       -----------       -----------
Net Loss                                               (659,817)         (639,323)          573,191          (593,685)




Net Loss Per Share - Basic and Diluted                    (0.10)                                                (0.10)
                                                    ===========       ===========       ===========       ===========



Shares Used in Calculation - Basic and Diluted        6,088,960                                             6,088,960
                                                    ===========       ===========       ===========       ===========


                                TRANSMATION, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                   FOR THE TWELVE MONTHS ENDED MARCH 31, 2001


                                                                              TPG                MAC
                                                                           PRO FORMA          PRO FORMA
                                                         AS REPORTED      ADJUSTMENTS        ADJUSTMENTS       PRO FORMA
                                                         -----------      ------------       -----------       ----------
                                                                 (6)               (7)               (8)               (9)
Product Sales                                           $58,212,220       $(3,456,493)      $(8,802,277)      $45,953,450
Service Sales                                            17,356,318                                            17,356,318
                                                        -----------       -----------       -----------       -----------
Net Sales:                                               75,568,538        (3,456,493)       (8,802,277)       63,309,768
                                                        -----------       -----------       -----------       -----------


Costs and Expenses:
     Cost of Products Sold (15)                          39,266,567        (1,065,248)       (6,222,415)       31,978,904
     Cost of Services Sold                               13,263,312                                            13,263,312
                                                        -----------       -----------       -----------       -----------
     Cost of Products and Services Sold                  52,529,879        (1,065,248)       (6,222,415)       45,242,216
     Selling and Administrative Expenses                 18,921,126        (1,315,921)         (906,977)       16,698,228
     Research and Development Costs                       1,165,953        (1,165,953)                                  0
     Interest Expense                                     2,522,838          (970,375)         (230,802)        1,321,661
                                                        -----------       -----------       -----------       -----------
                                                         75,139,796        (4,517,497)       (7,360,194)       63,262,105
                                                        -----------       -----------       -----------       -----------

Income Before Taxes                                         428,742        (1,061,004)        1,442,083            47,663
 (Benefit) Provision for Income Taxes
     State and Federal                                      (84,400)          344,402          (576,834)         (316,832)
                                                        -----------       -----------       -----------       -----------
Net Income                                                  513,142          (716,602)          865,249           364,495




Net (Loss)/Income Per Share - Basic and Diluted                0.09                                                  0.06
                                                        ===========       ===========       ===========       ===========



Shares Used in Calculation - Basic and Diluted            6,029,920                                             6,029,920
                                                        ===========       ===========       ===========       ===========

                               TRANSMATION, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001


                                                                                Pro Forma            Pro Forma
                                                           As Reported         Adjustments           Adjustments       Pro Forma
                                                         ----------------    -------------------  ----------------   -------------
                                                                                   TPG                  MAC
                                                                   (10)               (11)                  (12)            (13)
ASSETS:
-------

Current Assets:
     Cash                                                  $    682,960       $        -         $        -         $    682,960
     Accounts Receivable, less allowance for doubtful         9,115,809           (485,047)          (626,884)         8,003,878
        accounts of $408,819 at September 30, 2001
     Inventories                                              8,284,598         (2,795,972)          (638,968)         4,849,658
     Income Taxes Receivable                                    878,165           (630,000)          (248,165)                 0
     Prepaid Expenses and Deferred Charges                      998,592           (109,095)            (8,672)           880,825
     Deferred Tax Assets                                        411,286           (201,719)          (178,071)            31,496
                                                           ------------       ------------       ------------       ------------
     Current Assets                                          20,371,410         (4,221,833)        (1,700,760)        14,448,817
Properties, at cost, less accumulated depreciation            5,314,375         (1,139,414)           (58,502)         4,116,459
Goodwill, less accumulated amortization of $5,497,596
     at September 30, 2001                                   19,289,087         (4,536,557)        (3,674,242)        11,078,288
Assets of business transferred under contractual
     arrangements (14)                                                           8,641,853                             8,641,853
Deferred Charges                                                125,531                                                  125,531
Deferred Tax Assets                                                                425,484                               425,484
Other Assets                                                    183,811                                                  183,811
                                                           ------------       ------------       ------------       ------------
                                                           $ 45,284,214       $   (830,467)      $ (5,433,504)      $ 39,020,243
                                                           ============       ============       ============       ============


LIABILITIES AND STOCKHOLDERS' EQUITY:
-------------------------------------

Current Liabilities:
     Current Portion of Long-Term Debt                     $  3,980,000       $        -         $ (1,280,000)      $  2,700,000
     Accounts Payable                                         5,010,269           (274,652)                            4,735,617
     Income Taxes Payable                                                                             281,835            281,835
     Accrued Payrolls, Commissions and Other                  1,941,943           (251,147)           215,000          1,905,796
                                                           ------------       ------------       ------------       ------------
     Current Liabilities                                     10,932,212           (525,799)          (783,165)         9,623,248
Long-Term Debt                                               21,053,307        (10,500,000)        (1,605,026)         8,948,281
Deferred Compensation                                           265,689                                                  265,689
Proceeds from business transferred (14)                                         10,500,000                            10,500,000
Deferred Tax Liabilities                                        304,668           (304,668)                                    -
                                                           ------------       ------------       ------------       ------------
                                                             32,555,876           (830,467)        (2,388,191)        29,337,218

Stockholders' Equity
     Common Stock, par value $.50 per share -                 3,110,824                                                3,110,824
        Authorized 30,000,000 shares
     Capital in Excess of Par Value                           3,005,429                                                3,005,429
     Accumulated Other Comprehensive Income                    (310,275)                                                (310,275)
     Retained Earnings                                        7,375,675                            (3,045,313)         4,330,362
                                                           ------------       ------------       ------------       ------------
                                                             13,181,653                  0         (3,045,313)        10,136,340

Treasury Stock, at cost, 119,358 shares                        (453,315)                                                (453,315)
                                                           ------------       ------------       ------------       ------------
                                                             12,728,338                  0         (3,045,313)         9,683,025
                                                           ------------       ------------       ------------       ------------
                                                           $ 45,284,214       $   (830,467)      $ (5,433,504)      $ 39,020,243
                                                           ============       ============       ============       ============


TRANSMATION, INC. NOTES:

Notes to the unaudited Pro Forma Consolidated Financial information contained herein.


The accompanying pro forma consolidated financial information for Transmation, Inc. (the "Company") for the year ended March 31, 2001 and the six months ended September 30, 2001, is unaudited. This financial information does not contain the detail or footnote disclosure concerning the accounting policies and other matters that would be included in full fiscal year financial statements.


        INCOME STATEMENT:  SIX MONTHS   (4/1/01   -   9/30/01)
        ------------------------------------------------------

        (1) Represents the Company's Condensed Consolidated Statement of Income for the six months of Fiscal 2002 from April 1, 2001 through September 30, 2001. This was derived from the Consolidated Financial Statements previously presented in the Company's 2nd quarter report on Form 10-Q.


        (2)     Refer to Form 8-K filed on January 10, 2002.


        (3) Represents the adjustments for the sale of the Measurement and Control division ("MAC") as they affect the overall Statement of Income for the six months of Fiscal 2002 from April 1, 2001 through September 30, 2001. Interest expense has been reduced based on the annualized effect of the total proceeds from the sale at the borrowing rate from our lending institution.


        (4) Represents the Pro Forma Consolidated Statement of Income with the sale of Transmation Products Group ("TPG") and MAC excluded for the first six months of Fiscal 2002 from April 1, 2001 through September 30, 2001.


        (5) No current provision or benefit has been recorded due to losses in the current year.

       (15) Cost of Products Sold for the TPG business has been adjusted to reflect the higher purchase price in the post sale inventory supply agreement. Cost of Products Sold was increased $502,000 and $954,000 for the six-month period ended September 30, 2001 and the year-ended March 31, 2001, respectively.


                INCOME STATEMENT:  FISCAL YEAR   (4/1/00   -   3/31/01)
                -------------------------------------------------------

NOTES (6)-(9)   Represents the same detail as Notes (1) - (4) with the time frame being the Fiscal Year 2001 from April 1, 2000 through
                March 31, 2001.

       (15) Cost of Products Sold for the TPG business has been adjusted to reflect the higher purchase price in the post sale inventory supply agreement. Cost of Products Sold was increased $502,000 and $954,000 for the six-month period ended September 30, 2001 and the year-ended March 31, 2001, respectively.



                BALANCE SHEET   (SEPTEMBER 30, 2001)
                ------------------------------------

        (10) Represents the Company's Condensed Consolidated Balance Sheet as of September 30, 2001. This was derived from the Consolidated Financial Statements previously presented in the Company's 2nd quarter report on Form 10-Q.


        (11)    Refer to Form 8-K filed on January 10, 2002.


        (12) Represents the adjustments for the sale of MAC as they affect the overall Consolidated Balance Sheet as of September 30, 2001. The proceeds from the sale have been included as a reduction of overall Long-Term Debt and the loss on the sale is shown in the Retained Earnings line. The Company has accrued for a tax payable of $530,000 for the tax gain on the transaction. The Company has deferred $215,000 of the sales price for services to be provided over the next year.


        (13) Represents the Pro Forma Consolidated Balance Sheet with the sale of TPG and MAC excluded as of September 30, 2001.

        (14) Due to certain post acquisition commitments SAB Topic SE precludes the Company from recognizing this transaction as a sale until the commitments expire. These commitments are expected to expire in 2006.